Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Investors:	Media:
Douglas A. Fox, CFA	Orlando De Bruce
Vice President, Investor Relations	Director, Global Public Relations
and Treasurer	+1 510 267 5052
+1 847 793 6735	odebruce@zebra.com
dfox@zebra.com

Zebra Technologies Announces 2010 Second Quarter Financial Results

Sales and earnings exceed expectations on strength of business in all geographic regions;

Board authorizes new share repurchase program

Lincolnshire, IL, August 5, 2010–Zebra Technologies Corporation (NASDAQ: ZBRA) today announced 2010 second quarter net income of $22,677,000, or $0.39 per diluted share, including $576,000 in exit and restructuring costs which lowered diluted earnings by $0.01 per share. Net sales for the period ended July 3, 2010, were $235,735,000, which was the fourth consecutive sequential sales increase for Zebra and up 25.6% from $187,676,000 for the second quarter of 2009. Net income for the second quarter of 2009 was $9,011,000, or $0.15 per diluted share, including $3,643,000 in exit, restructuring and integration costs which lowered diluted earnings by $0.04 per share.

Summary Financial Performance
	2Q10	2Q09	Change
Net sales (in thousands)	$235,735	$187,676	25.6%
Gross margin (%)	47.2	43.6	3.6 pts.
Operating margin (%)	14.0	7.1	6.9 pts.
Net income (in thousands)	$22,677	$9,011	151.6%
Diluted EPS	$0.39	$0.15	160.0%

“Ongoing broad-based strength, with a solid run-rate business and improving large-deal activity, led to better-than-expected second quarter results,” stated Anders Gustafsson, Zebra’s chief executive officer. “Zebra’s performance is in part a result of management’s integrated strategy to extend industry leadership and increase profitability. Over the past two years, we used our financial strength to invest through the downturn to strengthen our product portfolio, lower costs and extend Zebra’s global reach to more effectively serve customers. We are positioning Zebra higher in the value chain with more innovative products and solutions focused on high-growth markets. Our strategy and execution make us optimistic about further success and growth for Zebra.”

As of July 3, 2010, Zebra had $255,194,000 in cash and investments, and no long-term debt. Net inventories were $85,010,000, and net accounts receivable were $150,092,000.

Discussion and Analysis

•

Net sales, up 25.6% from the second quarter of 2009, benefited from improved business conditions in all geographic regions, with the highest growth rates occurring in Latin America and Asia Pacific. Record printer units shipped, with improved product mix, including higher sales of high-performance and midrange tabletop printers and aftermarket parts, contributed to the sales growth from a year ago.

•

Gross margin of 47.2% versus 43.6% a year ago was principally driven by the improved product mix, higher volumes, and benefits from outsourcing thermal printer production to a third-party manufacturer. These factors were partially offset by unfavorable movements in foreign exchange rates and higher freight costs incurred to meet increased customer demand.

•

Operating expenses increased 14.2% from the second quarter of 2009 substantially from increased selling and marketing and research and development expenses. Increases relate to higher compensation costs, outside commissions, advertising and direct marketing, and travel and entertainment.

Stock Purchase Update

During the second quarter of 2010, Zebra repurchased 934,537 shares of Zebra Technologies Corporation Class A Common Stock. At July 3, 2010, 514,749 shares remained in the company’s stock buyback authorization and 57,195,930 shares of common stock were outstanding.

Subsequent to the end of the second quarter, the company repurchased the remaining 514,749 shares in the buyback authorization. In a new authorization from the Board, Zebra can purchase up to an additional 3,000,000 shares of Zebra Technologies Corporation Class A Common Stock. These purchases can be made from time to time in the open market or in private transactions. There is no expiration date on the authorization.

Third Quarter Outlook

Zebra announced its financial forecast for the third quarter of 2010. Net sales are expected within a range of $230,000,000 and $244,000,000. Diluted earnings per share are expected within a range of $0.36 and $0.43.

Conference Call Notification

Investors are invited to listen to a live Internet broadcast of Zebra’s conference call discussing the company’s financial results for the second quarter of 2010. The conference call will be held at 11:00 AM Eastern Time today. To listen to the call, visit the company’s Web site at http://www.zebra.com.

Forward-looking Statement

This press release contains forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements regarding the company’s financial forecast for the third quarter of 2010 stated in the paragraph above captioned “Third Quarter Outlook.” Actual results may differ from those expressed or implied in the company’s forward-looking statements. These statements represent estimates only as of the date they were made. Zebra undertakes no obligation, other than as may be required by law, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this release.

These forward-looking statements are based on current expectations, forecasts and assumptions and are subject to the risks and uncertainties inherent in Zebra’s industry, market conditions, general domestic and international economic conditions, and other factors. These factors include customer acceptance of Zebra’s hardware and software products and competitors’ product offerings, and the potential effects of technological changes. The widely reported uncertainty over future global economic conditions, the availability of credit, capital markets volatility, may have adverse effects on Zebra, its suppliers and its customers. In addition, a disruption in our ability to obtain products from vendors as a result of natural disasters or other circumstances could restrict sales and negatively affect customer relationships. Profits and profitability will be affected by Zebra’s ability to control manufacturing and operating costs, including the effect of Zebra’s activities to transfer final assembly of its printers to a third-party manufacturer. Because of a large investment portfolio, interest rates and financial market conditions will also have an impact on results. Foreign exchange rates will have an effect on financial results because of the large percentage of our international sales. The outcome of litigation in which Zebra may be involved is another factor. These and other factors could have an adverse effect on Zebra’s sales, gross profit margins and results of operations and increase the volatility of our financial results. When used in this release and documents referenced, the words “anticipate,” “believe,” “estimate,” and “expect” and similar expressions, as they relate to the company or its management, are intended to identify such forward-looking statements, but are not the exclusive means of identifying these statements. Descriptions of the risks, uncertainties and other factors that could affect the company’s future operations and results can be found in Zebra’s filings with the Securities and Exchange Commission. In particular, readers are referred to Zebra’s Form 10-K for the year ended December 31, 2009.

About Zebra Technologies

Zebra Technologies Corporation (NASDAQ: ZBRA) provides the broadest range of innovative technology solutions to identify, track, and manage the deployment of critical assets for improved business efficiency. Zebra’s products include reliable on-demand printers and state-of-the-art software and hardware solutions utilizing a wide array of automatic identification technologies. By enabling improvements in sourcing, visibility, security and accuracy, Zebra helps its customers to put the right asset in the right place at the right time. Zebra serves more than 90 percent of Fortune 500 companies worldwide. For more information about Zebra’s solutions, visit http://www.zebra.com.

ZEBRA TECHNOLOGIES CORPORATION

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

	July 3, 2010	December 31, 2009
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$41,282	$38,943
Restricted cash	1,458	1,725
Investments and marketable securities	136,414	114,064
Accounts receivable, net	150,092	150,992
Inventories, net	85,010	79,926
Deferred income taxes	10,562	10,792
Income taxes receivable	—	4,724
Prepaid expenses and other current assets	18,644	9,771

Total current assets	443,462	410,937

Property and equipment at cost, net of accumulated depreciation and amortization	81,141	77,589
Long-term deferred income taxes	33,357	35,842
Goodwill	151,008	153,225
Other intangibles, net	52,597	55,982
Long-term investments and marketable securities	76,040	91,989
Other assets	4,350	4,915

Total assets	$841,955	$830,479

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$30,200	$28,137
Accrued liabilities	53,152	52,591
Deferred revenue	23,404	24,082
Income taxes payable	1,687	—

Total current liabilities	108,443	104,810
Deferred rent	3,278	4,108
Other long-term liabilities	9,581	9,432

Total liabilities	121,302	118,350

Stockholders’ equity:
Preferred Stock	—	—
Class A Common Stock	722	722
Additional paid-in capital	125,682	136,104
Treasury stock	(412,972)	(385,831)
Retained earnings	1,016,605	969,195
Accumulated other comprehensive loss	(9,384)	(8,061)

Total stockholders’ equity	720,653	712,129

Total liabilities and stockholders’ equity	$841,955	$830,479

ZEBRA TECHNOLOGIES CORPORATION

CONSOLIDATED STATEMENTS OF EARNINGS

(Amounts in thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	July 3, 2010	July 4, 2009	July 3, 2010	July 4, 2009
Net sales
Net sales of tangible products	$208,319	$161,928	$410,403	$328,612
Revenue from services and software	27,416	25,748	51,763	51,673

Total net sales	235,735	187,676	462,166	380,285

Cost of sales
Cost of sales of tangible products	114,663	96,576	224,313	192,435
Cost of services and software	9,893	9,364	19,339	20,305

Total cost of sales	124,556	105,940	243,652	212,740

Gross profit	111,179	81,736	218,514	167,545

Operating expenses:
Selling and marketing	30,328	24,398	57,828	47,597
Research and development	25,371	20,949	48,443	43,098
General and administrative	19,718	18,077	40,587	39,434
Amortization of intangible assets	2,345	2,575	4,703	5,208
Exit, restructuring and integration costs	576	3,643	2,392	5,940
Asset impairment charges	—	(1,058)	—	(1,058)

Total operating expenses	78,338	68,584	153,953	140,219

Operating income	32,841	13,152	64,561	27,326

Other income (expense):
Investment income	634	247	1,476	1,425
Foreign exchange gain (loss)	361	(131)	560	(1,415)
Other, net	(487)	(19)	(836)	(336)

Total other income (expense)	508	97	1,200	(326)

Income before income taxes	33,349	13,249	65,761	27,000

Income taxes	10,672	4,238	18,351	8,637

Net income	$22,677	$9,011	$47,410	$18,363

Basic earnings per share	$0.39	$0.15	$0.82	$0.31
Diluted earnings per share	$0.39	$0.15	$0.82	$0.31

Basic weighted average shares outstanding	57,489	59,271	57,756	59,821
Diluted weighted average and equivalent shares outstanding	57,737	59,352	58,003	59,896

ZEBRA TECHNOLOGIES CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

(Unaudited)

	Six Months Ended
	July 3, 2010	July 4, 2009
Cash flows from operating activities:
Net income	$47,410	$18,363
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	16,021	15,947
Equity-based compensation	5,155	5,586
Excess tax benefit from equity-based compensation	(16)	—
Gain on sale of assets	(58)	—
Asset impairment charges	—	(1,058)
Deferred income taxes	2,961	1,710
Changes in assets and liabilities:
Accounts receivable, net	(1,956)	17,512
Inventories, net	(5,383)	10,133
Other assets	(8,664)	(212)
Accounts payable	6,672	(14,479)
Accrued liabilities	779	(21,855)
Deferred revenue	(337)	2,030
Income taxes	5,429	(2,773)
Other operating activities	(683)	1,524

Net cash provided by operating activities	67,330	32,428

Cash flows from investing activities:
Purchases of property and equipment	(15,053)	(12,648)
Payments for patents and licensing arrangements	(1,634)	(425)
Purchases of investments and marketable securities	(200,939)	(126,605)
Maturities of investments and marketable securities	149,929	100,830
Sales of investments and marketable securities	44,567	55,750

Net cash provided by (used in) investing activities	(23,130)	16,902

Cash flows from financing activities:
Purchase of treasury stock	(46,767)	(41,600)
Proceeds from exercise of stock options and stock purchase plan purchases	5,033	2,027
Excess tax benefit from equity-based compensation	16	—

Net cash used in financing activities	(41,718)	(39,573)

Effect of exchange rate changes on cash	(143)	1,768

Net increase in cash and cash equivalents	2,339	11,525
Cash and cash equivalents at beginning of period	38,943	33,267

Cash and cash equivalents at end of period	$41,282	$44,792

Supplemental disclosures of cash flow information:
Income taxes paid	$9,472	$7,334

ZEBRA TECHNOLOGIES CORPORATION

SUPPLEMENTAL SALES INFORMATION

(Amounts in thousands)

(Unaudited)

SALES BY PRODUCT CATEGORY

	Three Months Ended
Product Category	July 3, 2010	July 4, 2009	Percent Change	Percent of Net Sales - 2010	Percent of Net Sales - 2009
Hardware	$163,479	$125,075	30.7	69.3	66.7
Supplies	43,573	35,588	22.4	18.5	19.0
Service and software	27,416	25,748	6.5	11.6	13.7
Shipping and handling	1,267	1,265	0.2	0.6	0.6

Total net sales	$235,735	$187,676	25.6	100.0	100.0

	Six Months Ended
Product Category	July 3, 2010	July 4, 2009	Percent Change	Percent of Net Sales - 2010	Percent of Net Sales - 2009
Hardware	$323,509	$252,372	28.2	70.0	66.3
Supplies	84,270	73,607	14.5	18.2	19.4
Service and software	51,763	51,673	0.2	11.2	13.6
Shipping and handling	2,624	2,633	(0.3)	0.6	0.7

Total net sales	$462,166	$380,285	21.5	100.0	100.0

SALES BY GEOGRAPHIC REGION
	Three Months Ended
Geographic Region	July 3, 2010	July 4, 2009	Percent Change	Percent of Net Sales - 2010	Percent of Net Sales - 2009
Europe, Middle East and Africa	$80,774	$69,708	15.9	34.3	37.1
Latin America	20,734	14,341	44.6	8.8	7.6
Asia-Pacific	28,538	19,839	43.8	12.1	10.5

Total International	130,046	103,888	25.2	55.2	55.2
North America	105,689	83,788	26.1	44.8	44.8

Total net sales	$235,735	$187,676	25.6	100.0	100.0

	Six Months Ended
Geographic Region	July 3, 2010	July 4, 2009	Percent Change	Percent of Net Sales - 2010	Percent of Net Sales - 2009
Europe, Middle East and Africa	$164,318	$144,328	13.9	35.6	38.0
Latin America	41,724	27,412	52.2	9.0	7.2
Asia-Pacific	53,885	39,247	37.3	11.7	10.3

Total International	259,927	210,987	23.2	56.3	55.5
North America	202,239	169,298	19.5	43.7	44.5

Total net sales	$462,166	$380,285	21.5	100.0	100.0

ZEBRA TECHNOLOGIES CORPORATION

SUPPLEMENTAL SEGMENT INFORMATION

(Amounts in thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	July 3, 2010	July 4, 2009 July 3, 2010		July 4, 2009
Net sales:
SPG	$213,126	$167,909	$421,054	$338,677
ZES	22,609	19,767	41,112	41,608

Total	$235,735	$187,676	$462,166	$380,285

Cost of Sales:
SPG	$115,020	$98,037	$226,518	$195,132
ZES	9,536	7,903	17,134	17,608

Total	$124,556	$105,940	$243,652	$212,740

Operating expenses:
SPG	$45,177	$39,784	$87,163	$79,458
ZES	16,926	15,432	33,241	30,927
Corporate and other	16,235	13,368	33,549	29,834

Total	$78,338	$68,584	$153,953	$140,219

Operating income (loss):
SPG	$52,929	$30,088	$107,373	$64,087
ZES	(3,853)	(3,568)	(9,263)	(6,927)
Corporate and other	(16,235)	(13,368)	(33,549)	(29,834)

Total	$32,841	$13,152	$64,561	$27,326

Corporate and other includes corporate administration costs or assets that support both reporting segments.

ZEBRA TECHNOLOGIES CORPORATION

PRINTER UNITS and AVERAGE UNIT PRICES

(Unaudited)

	Three Months Ended
	July 3, 2010	July 4, 2009	Percent Change
Total printers shipped	270,882	205,199	32.0
Average selling price of printers shipped	$505	$508	(0.6)

	Six Months Ended
	July 3, 2010	July 4, 2009	Percent Change
Total printers shipped	515,304	404,417	27.4
Average selling price of printers shipped	$525	$512	2.5

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